CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gordon A. Samson, Chief Financial Officer and a director of Cascade Energy, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          the quarterly report on Form 10-QSB/A of Cascade Energy, Inc. for the three month period ended May 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cascade Energy, Inc.

Date: March 10, 2006

/s/ Gordon A. Samson

Gordon A. Samson

Chief Financial Officer and Director

(Principal Financial and Accounting Officer)